                                 LEASE AGREEMENT

     This lease is entered into this ___ 1st ___ day of June, 1994, by and between Bagel Land, Inc., an Oklahoma corporation, hereinafter called LESSOR, and Bagels of Norman, Inc., hereinafter called LESSEE.

     1. LEASED PREMISES. The Lessor hereby agrees to lease to and does lease to the Lessee, who hereby agree to lease from and do lease from the Lessor, the following described real estate, located in the City of Norman, Cleveland County, Oklahoma, to wit:

          1150 West Lindsey, Norman, OK 73072

     2. TERM. This lease shall commence on the 1st day of July, 1994, and continue in force for a period of five years or until July 30th, 1999. The Lessee will have an option to renew said lease for a term of five (5) years commencing on August 1st, 1999, and terminating June 30, 2004. If the lessee desire to exercise the option, such notice of exercising option shall be given to Lessor in writing sixty (60) says prior to the commencement of such option period.

    3.    RENT.     The amount of rent that shall be paid
during the period of this Lease Agreement shall be as follows:

          3.1 For the period of July 1st, 1994, through June 30th, 1999, the amount of $145,500 rent shall be payable at $2,350 per month for months 1-30 and $2,500 for months 31-60 and said payment shall be delivered to lessor on or before the 1st of each month. In the event such rental payment is not delivered to lessor within 10 days of the due date (1st day of each month) and additional sum of $50.00 shall be due and owing lessor for such rental period.

          3.2 The rent for the option pending shall be $2,650 for months 61-90 and $2,800 for months 91-120 for a total of $163,500.

                                             LESSOR
                                                    ------------------------
                                             LESSEE
                                                    ------------------------
                                             LESSEE
                                                    ------------------------



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          3.3  In addition to the late payment fee set forth in the prior paragraph all rent which is not received by Lessor within ten (10) days after such rent is due and payable shall accrue interest at the rate of 1 1/2% per month from the date when due until paid. Any accrual of interest shall not prejudice any of the remedies available to the Lessor hereunder or under the law.

     4. MAINTENANCE OBLIGATION. The Lessor will maintain the roof of said building at its expense and that the remainder of the building is to be maintained at the cost of the Lessees.

     5. INSURANCE OBLIGATION. The Lessor is to maintain fire and other hazard insurance at her expense and that the Lessees are to maintain liability insurance upon the premises for the protection of the Lessor and Lessees.

     6. USE OF PREMISES. Any repairs which are necessitated by reason of the negligence or willful misconduct of Lessees, their agents, employees or invitees, shall be made at the sole cost and expense of Lessees.

     7.   ALTERATIONS.   Lessees shall make no alterations, additions, or
improvements to the lease premises without the prior written consent of the Lessor, but such consent shall not be unreasonably withheld.

     8. RULES AND REGULATIONS. Lessor reserves the right to make such reasonable rules and regulations as Lessor may deem necessary to preserve the safety, cleanliness, and efficient operation of the building, which rules and regulation shall be considered a part of this Lease Agreement after written notice thereof is given Lessees.

                                             LESSOR
                                                    ------------------------
                                             LESSEE
                                                    ------------------------
                                             LESSEE
                                                    ------------------------

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     9.   HOLDING OVER.  In the event Lessees remain in possession of the leased premises, or any part thereof, after the expiration of the term of this Lease Agreement, Lessees shall be deemed to be occupying the leased premises from month to month, otherwise subject to all conditions, provisions and obligations of this Lease Agreement, except that during such period the rental payable for the leased premises shall be the highest rent paid by Lessees per month to Lessor under the agreement herein.

     10. RISK OF LOSS TO LESSOR'S PROPERTY. The Lessees assume all risk of damage to any property which is placed in or on the leased premises by Lessees and shall hold harmless the Lessor for any claim upon the same.

     11. AWARDS. Any award or proceeds resulting from the condemnation, or sale in lieu thereof, of the whole or any part of the leased premises, shall belong solely to the Lessor, except for awards allowed for Lessees' leasehold improvements and relocation costs.

     12. LESSOR'S LIEN. All property, goods, fixtures, and equipment and all other personal property of Lessees which may at any time during the term of this Lease be placed in or on the leased premises, whether exempt from execution or not, shall be subject to a lien for the payment of the rent and additional rent of this Lease herein reserved to the Lessor, for any damages arising from any default or breach by the Lessees of any of the terms, conditions, covenants and agreements of this Lease, and for all other sums due Lessor hereunder. Upon Lessees' breach of any of their obligations contained herein, Lessor may take possession of such personal property, or any part or parts thereof, and sell or cause the same to be sold at a public or private sale, with or without notice, at Lessor's option, and apply the proceeds of said sale toward the cost thereof and toward all debts or damages due Lessor, with the remainder, if any, to be returned to the Lessees.

     13. MECHANIC'S AND MATERIALMEN'S LIENS. If any mechanic's or materialmen's liens shall at any time be filed against the leased premises, or any part thereof, by reason of any work, labor, services, materials, or equipment furnished to or for Lessees, the Lessees, within 30 days after notice of the filing thereof, shall cause the same to be discharged of record. Nothing herein shall be deemed or construed in any way as

                                             LESSOR
                                                    ------------------------
                                             LESSEE
                                                    ------------------------
                                             LESSEE
                                                    ------------------------
constituting the consent of the request of Lessor, express or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any improvement, alteration or repair of the leased premises or any part thereof, nor as giving the Lessees any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the leased premises or any part thereof.

     14. COSTS AND FEES. Lessees agree to pay all costs and attorney's fees incurred by Lessor in enforcing any of the obligations of Lessees under this Lease or enforcing any of the rights of Lessor hereunder.

     15. PERFORMANCE BY LESSOR. In the event Lessees shall fail to pay any obligations for which they are responsible hereunder, Lessor may, without prejudice to any other remedies which may be available to her, pay such charge or claim. In the event Lessor pays such charge or claim pursuant to this provision, it shall be immediately reimbursed by Lessor. Any sums for which Lessor is not reimbursed within ten (10) days of its presentation of a statement therefor to Lessees shall accrue interest at the rate of 1 1/2% per month until paid.

     16. NOTICES. All notices, requests, demands, instructions, or other communications called for hereunder or contemplated hereby shall be in writing and shall be deemed to have been given if personally delivered in return for a receipt or mailed first class, postage prepaid, by registered or certified mail, return receipt requested, to the parties at the address set forth below.
Any party may change the address to which notices are given hereunder by giving notice in the manner herein provided.

     17. RECORDING. The parties hereto agree that a memorandum of this Lease Agreement may be filed for record in the office of the County Clerk of Payne County in lieu of recording the entire instrument. Upon request of either, the parties agree to execute such a memorandum of this Lease agreement.

     18. CONSENT TO BREACH. Any assent, express or implied, to any breach of a covenant or condition herein contained, shall operate as such only in a specific instance and shall not be construed as an assent or waiver of any such covenant or condition, generally, or any subsequent breach thereof.

                                             LESSOR
                                                    ------------------------
                                             LESSEE
                                                    ------------------------
                                             LESSEE
                                                    ------------------------

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     19.  BENEFIT OF AGREEMENT.  It is agreed that all the terms, conditions, covenants and obligations contained herein shall be binding upon and the benefits shall inure to the parties and their respective successors and assigns.

     20. COUNTERPARTS. This Lease Agreement may be executed in any number of counterparts which, taken together, shall constitute one and the same instrument.

                                             LESSOR
                                                    ------------------------
                                             LESSEE
                                                    ------------------------
                                             LESSEE
                                                    ------------------------

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     21.  SECTION HEADINGS.  The section headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Lease Agreement.

     22. TRIPLE NET LEASE. Lessee responsible for all property taxes and insurance on building.

                              Bagel Land, Inc.

                              /s/ Robert J. Geresi
                              -------------------------------
                              Robert J. Geresi, Pres.


STATE OF ___________)
                    )    SS
COUNTY OF __________)


     The foregoing instrument was acknowledged before me this ____ day of ________, _____, by Robert J. Geresi.

My Commission Expires:   ________________________
                             Notary Public


LESSEE:

/s/ Paul Sorrentino
- -------------------------------------
Paul Sorrentino for Bagel of Norman, Inc.


STATE OF OKLAHOMA   )
                    )    SS
COUNTY OF PAYNE     )


     The foregoing instrument was acknowledged before me this ____ day of _________, ______, by Paul Sorrentino.

My Commission Expires:   _______________________
                             Notary Public
_______________________


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